SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 30, 1997


                             SMARTSERV ONLINE, INC.
     ---------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    0-28008                    13-3750708
----------------------------        -----------              -------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)                File No.)              Identification No.)


One Station Place, Stamford, Connecticut                         06902
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (203) 353-5950


                                 Not Applicable
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.


           On September 30, 1997, SmartServ Online, Inc., a Delaware corporation (the "COMPANY"), consummated the sale of $4,000,000 of Prepaid Common Stock Purchase Warrants of the Company ("WARRANTS") in a private placement (the "PRIVATE PLACEMENT") exempted from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation D promulgated thereunder.

           The Warrants will be exercisable for shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"). Warrants may be exercised at any time after the earlier of the date on which a registration statement has been declared effective by the Securities and Exchange Commission (the "SEC") or 90 days after their date of issuance. One-third of the Common Stock issued upon exercise of the Warrants will be locked up for 60, 90 and 120 days, respectively, following the effectiveness of the registration statement. The initial exercise price of the Warrants will be 70% of the average closing bid price of the Common Stock as reported on the Nasdaq Small Cap Market for the five trading days ending on the day prior to the date of exercise. The exercise price percentage shall be reduced by an additional 1% on the 60th day following the date of original issue of the Warrants and by an additional 1% for each 60 day period thereafter that the Warrants remain unexercised. In no event will the exercise price exceed $1.40. The Warrants expire three years from their date of issuance.

           The Company has agreed to file a registration statement covering the shares of Common Stock issuable upon exercise of the Warrants within 20 days from the date hereof and to effect appropriate qualifications in the states in which the Common Stock may be issued in order to comply with applicable laws in connection with the exercise of such Warrants. In the event that a registration statement has not become effective within 90 days after the final closing date of the Offering, the Company will pay each holder of Warrants an amount in cash equal to 1% of the aggregate subscription price therefor for the first month thereafter and 2% of such price for each subsequent month thereafter. The Company will also pay such penalties to each investor based on the number of unexercised Warrants held by such investor in the event that the Company fails to maintain the effectiveness of the registration statement with the SEC at any time while the Warrants remain exercisable.

           Concurrently with the consummation of the above transaction, the Company issued warrants to purchase 600,000 shares of Common Stock to The Zanett Securities Corporation ("ZANETT") in connection with the Private Placement. In addition, pursuant to a Consulting Agreement entered into by the Company and Bruno Guazzoni, the Company issued to Mr. Guazzoni warrants to purchase 3,555,555 shares of Common Stock. Mr. Guazzoni may be deemed to be an affiliate of Zanett Lombardier, Ltd., an investor in the Private Placement. The warrants issued to Zanett and Mr. Guazzoni are exercisable at $1.125 per share for five years.

           The Company also entered into an agreement with Zanett Capital, Inc. ("ZCI") which provides that at the request of ZCI the Company will appoint such number of designees of ZCI to its Board of Directors that the designees of ZCI will constitute a majority of the members of the Board of Directors of the Company. This agreement will expire in five years.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (b)        Pro forma balance sheet at August 31, 1997.

                             PROFORMA BALANCE SHEET
                                 AUGUST 31, 1997

                             SMARTSERV ONLINE, INC.
                             PROFORMA BALANCE SHEET
                                 AUGUST 31, 1997

                                                        Unaudited                                        Proforma
                                                         Balance                                          Balance
                                                          Sheet                 Proforma Adjustments       Sheet
                                                       ------------         --------------------------  -----------
ASSETS

Current Assets
      Cash and cash equivalents                              18,185 (1),(4)      100,000       520,000
                                                                        (3)    3,163,941                  2,762,126
      Accounts receivable                                   159,188                                         159,188
      Prepaid expenses and miscellaneous receivables         78,353                                          78,353
                                                       ------------                                     -----------
Total current assets                                        255,726                                       2,999,667
                                                       ------------                                     -----------

Property and equipment, net of accumulated
      depreciation of $212, 522                             727,710                                         727,710
                                                       ------------                                     -----------

Other assets
      Deferred Charges                                       21,000                                          21,000
      Security deposit                                       81,218                                          81,218
                                                       ------------                                     -----------
                                                            102,218                                         102,218
                                                       ------------                                     -----------

Total Assets                                              1,085,654                                       3,829,595
                                                       ============                                     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
      Loan payable                                          661,111 (3),(1)      772,222       111,111            0
      Accounts payable and accrued expenses               1,388,068     (5)                     25,000    1,413,068
      Payroll taxes payable                                  24,384                                          24,384
      Salaries payable                                       40,333                                          40,333
      Accrued interest payable                               46,722 (3),(2)       63,837        27,507       10,392
      Current portion of capital lease                       99,075                                          99,075
      Deferred revenues                                      23,618                                          23,618
                                                       ------------                                     -----------
Total current liabilities                                 2,283,311                                       1,610,870
                                                       ------------                                     -----------

Long term portion of capital lease                          147,136                                         147,136

STOCKHOLDERS' EQUITY
Common stock - $.01 par value                                36,950                                          36,950
      Authorized - 15,000,000 shares
      Issued and outstanding - 3,695,000 shares
Additional paid-in capital                                9,001,642 (4),(3)      520,000     4,000,000
                                                                        (5)       60,000                 12,421,642
Accumulated deficit                                    (10,383,385) (1),(5)       11,111        35,000
                                                                        (2)       27,507                (10,387,003)
                                                       ------------         ------------  ------------  -----------
Total stockholders' equity                              (1,344,793)                                       2,071,589
                                                       ------------                                     -----------

Total Liabilities and Stockholders' Equity                1,085,654            4,718,618     4,718,618    3,829,595
                                                       ============         ============  ============  ===========

                             SMARTSERV ONLINE, INC.
                             PROFORMA BALANCE SHEET
                                 AUGUST 31, 1997


      (1)
Cash                                                      100,000
Accumulated Deficit                                        11,111
      Loan Payable - Zanett                                            111,111
(Record Zanett's September Advance pursuant to the Second Amendment to the May 1997
  Line of Credit Agreement)

      (2)
Accumulated Deficit                                        27,507
     Accrued Interest Payable                                           27,507
(Record Interest on Zanett Loan Obligation for the Month of September 1997)

      (3)
Cash                                                    3,163,941
Loan Payable                                              772,222
Interest Payable                                           63,837
      Additional Paid-in Capital                                     4,000,000
(Record cash received at Closing and
  satisfaction of Zanett's loan obligation)

      (4)
Additional Paid-in Capital                                520,000
      Cash                                                             520,000
(Record 10% placement agent fee and 3%
unaccountable expense allowance in connection with the $4 million private placement)

      (5)
Additional Paid-in Capital                                 60,000
      Accrued Expenses                                                  25,000
      Accumulated Deficit                                               35,000
(Reclassify legal fees previously charged to
operations and accrue estimated placement agent
legal fees and printing costs)                        -----------  -----------
                                                        4,718,618    4,718,618
                                                      ===========  ===========

           (c)        Exhibits:

Exhibit Number                 Description
--------------                 -----------

*4.1              Form of Prepaid Common Stock Purchase Warrant.

*4.2              Form of Registration Rights Agreement.

*4.3              Warrant issued to The Zanett Securities Corporation.

*4.4              Warrant issued to Bruno Guazzoni

*4.5              Consulting Agreement with Bruno Guazzoni

-----------------------------
*  To be filed by amendment

                                   SIGNATURES

           Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 30, 1997                     SMARTSERV ONLINE, INC.


                                              By:  /s/  Sebastian E. Cassetta
                                                 -------------------------------
                                                  Name: Sebastian E. Cassetta
                                                  Title: Chairman of the Board,



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